UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 17, 2008

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Agreement

Fifth Amendment to Intercreditor Agreement with Wells Fargo and Gateway

On October 1, 2007, MPC Corporation (“MPC”), through its wholly-owned subsidiary MPC-Pro LLC (“MPC-Pro”), purchased the Gateway Professional Division, the portion of the Consumer Direct Division that markets business-related products, a portion of the Customer Care & Support department that provides technical services to customers of the Professional and Consumer Direct Divisions (collectively, the “Professional Business”) from Gateway, Inc. (“Gateway”) and Gateway Technologies, Inc. In connection with the acquisition of the Professional Business, MPC-Pro and Gateway entered into a Transition Services Agreement (the “Transition Agreement”), under which Gateway agreed to provide accounting, human resource, manufacturing, procurement, marketing, information technology, and other specified services. A copy of the Transition Agreement was filed as Exhibit 99.1 with a Current Report on Form 8-K filed on October 9, 2007 and is incorporated herein by reference. The Transition Agreement has previously been amended by Amendment No. 1 on October 24, 2007, which was filed as Exhibit 99.1 with a Current Report on Form 8-K on October 31, 2007, Amendment No. 2 on December 3, 2007, which was filed as Exhibit 99.1 with a Current Report on Form 8-K on December 6, 2007, Amendment No. 3 on February 20, 2008, which was filed as Exhibit 99.1 with a Current Report on Form 8-K on February 26, 2008, Amendment No. 4 on March 27, 2008, which was filed with a Current Report on Form 8-K on April 2, 2008 and Amendment No. 5, which was filed with a Current Report on Form 8-K on June 3, 2008, all of which are incorporated herein by reference.

Under the amended Transition Agreement, the payment schedule for the outstanding balance payable by MPC-Pro to Gateway for (i) buy/sell activity and extended services under the Transition Agreement (the “TSA Outstanding Balance”) and (ii) certain additional inventory purchases (the “Inventory Purchase Outstanding Balance”). As of October 23, 2008, the TSA Outstanding Balance was $12,816, 666 and the Inventory Purchase Outstanding Balance was $2,043,302. The Transition Agreement provides that the TSA Outstanding Balance and the Inventory Purchase Outstanding Balance, together with certain other amounts that may become payable by MPC-Pro to Gateway, will be paid, without interest, as follows: (i) Five Hundred Thousand and No/100 Dollars ($500,000.00) per month on or before the 15th day of each month for two (2) months, commencing June 15, 2008; (ii) Three Million Dollars ($3,000,000.00) per month on or before the 15th day of each month for three (3) months, commencing August 15, 2008; and (iii) the remaining balance paid in its entirety on November 15, 2008. To date, we have not made any of the payments as described above.

Additionally, in connection with the acquisition of the Professional Business, on October 1, 2007, MPC-Pro and its newly-acquired subsidiary, Gateway Companies, Inc. (“GCI”), Gateway and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“WFBC”), entered into an Agreement (the “Intercreditor Agreement”) that provided Gateway with a junior security interest in accounts receivable, inventory and other property of MPC-Pro and GCI. A copy of the Intercreditor Agreement was filed as Exhibit 99.2 with a Current Report on Form 8-K filed on October 9, 2007 and is incorporated herein by reference. The Intercreditor Agreement was subsequently amended by the Agreement Amendment on February 20, 2008, which was filed as Exhibit 99.2 with a Current Report on Form 8-K on February 26, 2008, a Second Amendment on March 27, 2008, which was filed as Exhibit 99.2 with Current Report on Form 8-K on April 2, 2008, a Third Amendment on May 29, 2008, which was filed as Exhibit 99.2 with Current Report on Form 8-K on June 3, 2008, and a Fourth Amendment on September 18, 2008 which was filed as Exhibit 99.1 with Current Report on Form 8-K on September 24, 2008 and all of which are incorporated herein by reference. Additionally, on October 1, 2007, MPC-Pro and GCI each entered into an Account Purchase Agreement with WFBC (“Account Purchase Agreements”). Under the Account Purchase Agreements, MPC-Pro and GCI may assign to WFBC, and WFBC may purchase from MPC-Pro and GCI certain accounts receivable. Copies of the Account Purchase Agreements were filed as Exhibits 10.3 and 10.4 on Form 10-Q filed on November 14, 2007, and are incorporated herein by reference.

On October 17, 2008, MPC-Pro, GCI, Gateway and WFBC entered into a Fifth Agreement Amendment to the Intercreditor Agreement (the “Fifth Amendment”). Among other things, the Fifth Amendment deletes in its entirety Paragraph 2(c) of the Intercreditor Agreement to provide that WFBC will have no obligation to set aside accounts receivable submitted to WFBC by MPC-Pro and GCI (the “Gateway Blocked Accounts”) for the benefit of Gateway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: October 23, 2008	By: /s/ Curtis Akey Curtis Akey Vice President & Chief Financial Officer